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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) MAY 18, 2000

                      THE FINANCIAL COMMERCE NETWORK, INC.
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               (Exact Name of Registrant as Specified in Charter)

            NEVADA                    0-27971                   22-2582276
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 (State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)            File Number)            Identification No.)

63 WALL STREET, NEW YORK, NEW YORK                                10005
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(Address if Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (212) 742-9870

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         In June, 2000, the Registrant acquired StockChicken.com, Inc., a Florida corporation ("StockChicken.com"), an entity that owns and operates a website designed to provide investment education, financial newsletters, real-time quotes, research reports and other personal finance-related services. The acquisition occurred pursuant to an Acquisition Agreement (the "Acquisition Agreement"), dated May 18, 2000, between the Registrant and StockChicken.com.

         Pursuant to the Acquisition Agreement, on June 14, 2000 the Registrant issued 200,000 shares of its common stock, comprising approximately .8% of its voting shares, to stockholders of StockChicken.com in exchange for all of the issued and outstanding shares of common stock of StockChicken.com. Upon completion of the acquisition StockChicken.com became a wholly-owned subsidiary of the Registrant. The Acquisition Agreement contains a "reset provision" for the purchase price pursuant to which the Registrant must issue additional shares of its common stock if, on the six-month anniversary of the Acquisition Agreement, the bid price (as reported on the OTC Bulletin Board) for the Registrant's common stock is below $2.00 per share for five consecutive trading days.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of StockChicken.com required under this Item shall be provided as soon as practicable as part of an amendment to this Current Report on Form 8-K.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required under this item shall be provided as soon as practicable as part of an amendment to this Current Report on Form 8-K.

         (c)      EXHIBITS.

         Exhibit No.                Description
         -----------                -----------

              10.                   Acquisition Agreement, dated as of May 18,
                                    2000, by and between the Registrant and
                                    StockChicken.com.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE FINANCIAL COMMERCE NETWORK, INC.


Date: August 18, 2000               By: /s/ ARA PROUDIAN
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                                        Ara Proudian
                                        President


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